                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of statements on Schedule 13D (including amendments thereto) with respect to the depositary units representing limited partner interests in AMERICAN REAL ESTATE PARTNERS, L.P., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 31st day of January, 2005.

HIGH COAST LIMITED PARTNERSHIP
By: Little Meadow Corp.
Its: General Partner

By: /s/ Richard T. Buonato
    --------------------------------
    Name: Richard T. Buonato
    Title: Vice President

LITTLE MEADOW CORP.

By: /s/ Richard T. Buonato
    --------------------------------
    Name: Richard T. Buonato
    Title: Vice President

BARBERRY CORP.

By: /s/ Edward E. Mattner
    --------------------------------
    Name: Edward E. Mattner
    Title: Authorized Signatory

GASCON PARTNERS
By: Cigas Corp.
Its: Partner

By: /s/ Edward E. Mattner
    --------------------------------
    Name: Edward E. Mattner
    Title: President

By: Astral Gas Corp.
Its: Partner

By: /s/ Edward E. Mattner
    --------------------------------
    Name: Edward E. Mattner
    Title: President

CIGAS CORP.

By: /s/ Edward E. Mattner
    --------------------------------
    Name: Edward E. Mattner
    Title: President

ASTRAL GAS CORP.

By: /s/ Edward E. Mattner
    --------------------------------
    Name: Edward E. Mattner
    Title: President

UNICORN ASSOCIATES CORPORATION

By: /s/ Edward E. Mattner
    --------------------------------
    Name: Edward E. Mattner
    Title: President and Treasurer

ACF INDUSTRIES HOLDING CORP.

By: /s/ Jon Weber
    --------------------------------
    Name: Jon Weber
    Title: President and Treasurer

HIGHCREST INVESTORS CORP.

By: /s/ Jon Weber
    --------------------------------
    Name: Jon Weber
    Title: Assistant Secretary

BUFFALO INVESTORS CORP.

By: /s/ Edward E. Mattner
    --------------------------------
    Name: Edward E. Mattner
    Title: President and Treasurer

STARFIRE HOLDING CORPORATION

By: /s/ Jon Weber
    --------------------------------
    Name: Jon Weber
    Title: Authorized Signatory

CYPRUS LLC

By: Barberry Corp
Its: Managing Member

By: /s/ Edward E. Mattner
    --------------------------------
    Name: Edward E. Mattner
    Title: Authorized Signatory

ARNOS CORP.

By: /s/ Edward E. Mattner
    --------------------------------
    Name: Edward E. Mattner
    Title: Vice President

/s/ Carl C. Icahn
--------------------------------
CARL C. ICAHN


            [Joint Filing Agreement for AREP 13D Amendment No. 26]

                                    EXHIBIT 1

            DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

      The following sets forth the name, position, and principal occupation of each director and executive officer of High Coast, Little Meadow and Barberry. Each such person is a citizen of the United States of America. Except as otherwise indicated, the business address of each director and officer is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153. To the best of Reporting Persons' knowledge, except as set forth in this statement on Schedule 13D, none of the directors or executive officers of the Reporting Persons own any Depositary Units of the Issuer.


HIGH COAST LIMITED PARTNERSHIP

Name                          Position
----                          ----------
Little Meadow Corp.           General Partner


LITTLE MEADOW CORP.

Name                          Position
-----                         --------
Richard T. Buonato            Vice President and Assistant Secretary*
Jordan Bleznick               Vice President - Taxes


BARBERRY CORP.

Name                          Position
----                          --------
Carl C. Icahn                 Chairman of the Board,
                              President and Secretary
Edward E. Mattner             Authorized Signatory
Gail Golden                   Authorized Signatory
Jon Weber                     Authorized Signatory
Jordan Bleznick               Vice President - Taxes


GASCON PARTNERS

Name                          Position
----                          ----------
Cigas Corp.                   Partner
Astral Gas Corp.              Partner


CIGAS CORP.

Name                          Position
----                          ----------
Edward E. Mattner             President
Gail Golden                   Vice President and Secretary

Richard T. Buonato            Vice President and Assistant Secretary*


ASTRAL GAS CORP.

Name                          Position
----                          ----------
Edward E. Mattner             President
Gail Golden                   Vice President and Secretary
Richard T. Buonato            Assistant Secretary*


UNICORN ASSOCIATES CORPORATION

Name                          Position
----                          ----------
Edward E. Mattner             President and Treasurer
Gail Golden                   Vice President and Secretary
Jordan Bleznick               Vice President - Taxes


ACF INDUSTRIES HOLDING CORP.

Name                          Position
----                          ----------
Carl C. Icahn                 Chairman of the Board
Jon Weber                     President and Treasurer
Richard T. Buonato            Vice President and Secretary*


HIGHCREST INVESTORS CORP.

Name                          Position
----                          ----------
Carl C. Icahn                 Chairman of the Board and
                              President
Gail Golden                   Vice President and Secretary
Jon Weber                     Assistant Secretary
Richard T. Buonato            Senior Vice President and Treasurer*


BUFFALO INVESTORS CORP.

Name                          Position
----                          ----------
Gail Golden                   Assistant Secretary
Richard T. Buonato            Vice President, Secretary and Controller*
Edward E. Mattner             President and Treasurer
Jordan Bleznick               Vice President - Taxes

STARFIRE HOLDING CORPORATION

Name                          Position
----                          ----------
Carl C. Icahn                 Chairman of the Board,
                              President and Secretary
Gail Golden                   Authorized Signatory
Jon Weber                     Authorized Signatory
Richard T. Buonato            Authorized Signatory *
Jordan Bleznick               Vice President - Taxes


CYPRUS LLC

Name                          Position
----                          ----------
Barberry Corp.                Managing Member


ARNOS CORP.

Name                          Position
----                          ----------
Carl C. Icahn                 President
Gail Golden                   Vice President, Secretary and
                              Treasurer
Edward E. Mattner             Vice President
Craig Pettit                  Vice President of Administration and
                              Assistant Secretary



* Principal office is located at One Whitehall Street, 19th Floor, New York, New York 10004.


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